SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 9, 2006 (June 5, 2006)

WINWIN GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21566	84-1219819
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
Address of Principal Executive Offices
Zip Code

(702) 212-4530
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of Chief Financial Officer.

On June 5, 2006, the board of directors of the Company appointed Martie Vlcek as the Company’s Chief Financial Officer.

Martie Vlcek, age 46, served as Director of Finance and Vice President of Finance for Bally Gaming, Inc., a leading manufacturer of gaming equipment and systems for the casino industry from 2002 through early 2005. In this capacity, in addition to her domestic responsibilities, Ms. Vlcek supervised finance and accounting for Bally Gaming’s business activities in France, Germany, South America and the United Kingdom. Prior to this, Ms. Vlcek served from 1999 to 2002, as Controller with promotion to Chief Financial Officer at PDS Gaming Corp., a slot machine leasing company serving the gaming industry. From 1993 through 1998, Ms. Vlcek was Chief Financial Officer of Dynojet Research, Inc. a manufacturer of after market automotive equipment. Ms. Vlcek was a Senior Accountant for Deloitte and Touche from 1990 to 1993. She also served as Production Controller for Guber/Peters Productions where she managed the accounting for several TV game shows including “The Dating Game,” “The Newlywed Game” and “The Gong Show.”

The Company and Ms. Vlcek have not yet entered into a written employment agreement, but intend to do so at a future date. Ms. Vlcek is an “at will” employee. She will receive a base salary of $155,000 and will also be eligible to receive bonuses on an annual basis at the discretion of the board of directors. Ms. Vlcek will also be granted 800,000 incentive stock options, pursuant to the Company’s 2003 Stock Plan. The options will vest over a 3-year period where the first 267,000 shares will vest on June 5, 2007, the second 267,000 shares will vest on June 5, 2008 and the remaining shares will vest on June 5, 2009, until all shares underlying the options have become vested. The options will have an exercise price of $0.34 per share and will expire on June 5, 2011.

The Company’s press release regarding Ms. Vlcek’s appointment is attached hereto and is incorporated herein by reference.

Resignation of Chief Financial Officer.

On June 5, 2006, Larry Goldman resigned as the Chief Financial Officer of WinWin Gaming, Inc. (the “Company”). There was no disagreement between Mr. Goldman and the Company at the time of his resignation. Mr. Goldman will continue to support the Company in an advisory capacity as an independent contractor.

ITEM 9.01   EXHIBITS.

Exhibit No.	Description
99	Press Release of WinWin Gaming, Inc., dated June 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006

WINWIN GAMING, INC.

By:	/s/ Martie Vlcek
Martie Vlcek, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of WinWin Gaming, Inc., dated June 9, 2006.